Exhibit 99.1

Forian Acquires Kyber Data Science to Enhance Data Analytics Capabilities

Newtown, PA, November 1, 2024 (GLOBE NEWSWIRE) – Forian Inc. (Nasdaq: FORA), a provider of data science driven information and analytics solutions to the healthcare and life sciences industries, today announced it has acquired Kyber Data Science LLC (“Kyber”), a trusted provider of advanced healthcare data analytics and machine learning solutions to the financial services industry, from TD Cowen. This strategic acquisition strengthens Forian’s position in the healthcare information marketplace through the addition of advanced analytics and software capabilities and expands the industries Forian serves to include financial services.

Kyber has established a leading reputation for its innovative approach to real world healthcare data, leveraging cutting-edge analytics to help financial organizations make informed healthcare investment decisions. With its talented team of data scientists and engineers, Kyber has developed proprietary algorithms and software specifically designed for applications for hedge funds, private equity and mutual fund customers.

“I am excited to welcome Kyber to the Forian team,” said Max Wygod, Chief Executive Officer of Forian. “Kyber provides differentiated commercial intelligence that empowers its customers to better anticipate business performance in the healthcare market. I am encouraged that our combined vision and capabilities will accelerate our growth strategy and bring greater innovation to the market.”

“Joining Forian represents a significant opportunity for Kyber Data Science,” said Jeff Forringer, Chief Executive Officer of Kyber Data Science. “We are thankful for TD Cowen’s support and are excited for the opportunities that the Forian platform affords us to expand our reach and impact. Forian’s broad and rich data resources and expertise will improve the innovative solutions we provide to our financial industry clients and Kyber’s analytics capabilities will enable Forian to bring greater value to its core healthcare and life science customer base.”

About Forian
Forian provides a unique suite of data management capabilities and proprietary information and analytics solutions to optimize and measure operational, clinical and financial performance for customers within the traditional and emerging life sciences and healthcare payer and provider segments. Forian has industry leading expertise in acquiring, integrating, normalizing and commercializing large scale healthcare data assets. Forian’s information products overlay sophisticated data management and data science capabilities on top of a comprehensive clinical data lake to identify unique relationships, create distinctive information assets and generate proprietary insights. For more information, please visit Forian’s website at www.forian.com.

About Kyber Data Science
Kyber Data Science is a forward-thinking company specializing in advanced healthcare data analytics and machine learning applications for the financial services community. With a focus on delivering data-driven insights, Kyber helps organizations harness the power of healthcare data to unlock complex points of care and payment analysis to drive growth and innovation in the capital markets.

Cautionary Statements Regarding Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, which may include GAAP and non-GAAP financial measures, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about future financial and operating results, company strategy and intended product offerings and market positioning. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with operations, strategy and goals, our ability to execute on our strategy and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Forian’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 29, 2024, and elsewhere in Forian’s filings and reports with the SEC. Forward-looking statements contained in this release are made as of the date hereof, and we undertake no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

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SOURCE: Forian Inc.